UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 25, 2005

                           BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



         Oklahoma                   000-19341              73-1373454
         --------                   ---------              ----------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (918) 588-6000

               _____________________N/A___________________________

          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01  Other Events

Under a common stock repurchase program announced initially in 1998, BOK Financial has authority to repurchase up to 800,000 shares. Since the initial authorization, BOK Financial has repurchased 608,942 shares, leaving 191,058 shares available for repurchase. The company last purchased shares pursuant to its program on Aug. 7, 2000. The company intends to renew purchases pursuant to the Program. President and CEO Stan Lybarger stated that the stock repurchase program is available to provide management with flexibility to optimize the use of the company's equity capital. Management believes that, at this time, the purchase of its stock is a good investment of its available capital.

ITEM 9.01.  Financial Statements and Exhibits

            (c)      Exhibits

            99(a) Text of Press Release, dated February 25, 2005, titled "BOK
                  Financial Announces Issuer Purchases."

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BOK FINANCIAL CORPORATION


                             By:  /s/  Steven E. Nell
                                  --------------------------------
                             Steven E. Nell
                             Executive Vice President
                             Chief Financial Officer


Date:  February 25, 2005

                                  Exhibit Index

Exhibit No.      Description

99(a) Press Release, dated February 25, 2005, titled "BOK Financial Announces Issuer Purchases"

                                                             Exhibit 99(a)


        NASDAQ: BOKF



For More Information Contact:           Steven Nell
                                        Chief Financial Officer
                                        BOK Financial Corp.
                                        (918) 588-6319

                                        Danny M. Boyd
                                        Corporate Communications Manager
                                        BOK Financial Corp.
                                        (918) 588-6348


                    BOK Financial Announces Issuer Purchases

         TULSA, Okla. (Friday, Feb. 25, 2005) - Under a common stock repurchase program announced initially in 1998, BOK Financial has authority to repurchase up to 800,000 shares. Since the initial authorization, BOK Financial has repurchased 608,942 shares, leaving 191,058 shares available for repurchase.
         The company last purchased shares pursuant to its program on Aug. 7, 2000. The company intends to renew purchases pursuant to the program. President and CEO Stan Lybarger stated that the stock repurchase program is available to provide management with flexibility to optimize the use of the company's equity capital. Management believes that, at this time, the purchase of its stock is a good investment of its available capital.
         BOK Financial is a regional financial services company that provides commercial and consumer banking, investment and trust services, mortgage origination and servicing, and an electronic funds transfer network. Holdings include Bank of Albuquerque, N.A., Bank of Arkansas, N.A., Bank of Oklahoma, N.A., Bank of Texas, N.A., Colorado State Bank and Trust, N.A., BOSC, Inc. and the TransFund electronic funds network. Shares of BOK Financial are traded on the NASDAQ under the symbol BOKF. For more information, visit our website at www.bokf.com.